UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2023

INTERPACE BIOSCIENCES, INC.

(Exact name of Registrant as specified in its charter)

delaware	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waterview Plaza, Suite 310

2001 Route 46,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2023, Edward Chan, a Class II director designated by 1315 Capital II, L.P. to the board of directors (the “Board”) of Interpace Biosciences, Inc. (the “Company”), provided notice to the Company of his resignation from the Board, effective immediately. Mr. Chan’s notice was not the result of any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 14, 2023, the Company held its 2023 annual meeting of stockholders (the “2023 Annual Meeting”). The following proposals were voted on and were approved by the Company’s stockholders at the 2023 Annual Meeting with the stockholders having voted as set forth below:

I. Election of two Class III directors to serve until the 2026 annual meeting or until each such director’s successor is duly elected and qualified.

Name	For	Withhold	Broker Non-Vote
Thomas W. Burnell	9,294,768	42,801	1,615,870
Joseph Keegan, Ph.D.	9,191,329	146,240	1,615,870

II. A non-binding advisory vote on a resolution approving the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Vote
9,177,922	73,760	85,887	1,615,870

III. A non-binding advisory vote on the frequency of executive compensation advisory votes.

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Vote
202,362	10,069	9,089,392	35,746	1,615,870

IV. Ratification of the appointment of EisnerAmper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Vote
10,907,312	42,734	3,393	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Biosciences, Inc.

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	President and Chief Executive Officer

Date: November 16, 2023